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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         =============================================================

                                    FORM 8-K

         =============================================================

                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 22, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                                 VELOCITA CORP.
             (exact name of registrant as specified in its charter)


            DELAWARE                    333-39646                 52-2197932
     --------------------         ----------------------      ------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                 Identification
                                                               Number)

            2941 Fairview Park Dr, Suite 200, Falls Church, VA 22042
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               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 564-7200
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              (Registrant's telephone number, including area code)

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On February 22, 2002, Velocita Corp. (the "Company") announced that it has received a third-party subpoena from the United States Securities and Exchange Commission seeking documents in connection with the SEC's investigation of Global Crossing Ltd.

         A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(a) and (b)       None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated February 22, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VELOCITA CORP.




                                       By:   /s/ W. TERRELL WINGFIELD JR
                                             ---------------------------
                                             Name:    W. Terrell Wingfield Jr.
                                             Title:   Senior Vice President and
                                                      General Counsel

Date: February 25, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

99.1                      Press Release, dated February 22, 2002.